UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2014

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On January 8, 2014, Hospitality Properties Trust, or we or us, amended and restated the credit agreement governing our $750.0 million unsecured revolving credit facility and $400.0 million term loan, or, together, the credit facilities, with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of other lenders.  As of the date of the amendment, we had no amounts outstanding under the revolving credit facility agreement and $400.0 million outstanding under the term loan.

As a result of the amendment, the stated maturity date of the revolving credit facility was extended from September 7, 2015 to July 15, 2018 and the stated maturity date of the term loan was extended from March 13, 2017 to April 15, 2019.  Subject to the payment of an extension fee and meeting certain other conditions, we also have an option to further extend the stated maturity date of the revolving credit facility by an additional one year.  The amended credit agreement provides that we can borrow, repay and reborrow funds available under the revolving credit facility until maturity, and no principal repayment is due until maturity.  The $750.0 million amount of our revolving credit facility and the $400.0 million amount of the term loan remained unchanged by the amendment. The amended credit agreement includes a feature under which maximum borrowings under the revolving credit facility and term loan may be increased to up to $2.3 billion on a combined basis in certain circumstances.

In addition, as a result of the amendment, the interest rate paid on borrowings under the revolving credit facility was reduced from LIBOR plus a premium of 130 basis points to LIBOR plus a premium of 110 basis points, and the facility fee was reduced from 30 basis points to 20 basis points per annum on the total amount of lending commitments under the revolving credit facility. Also as a result of the amendment, the interest rate paid on borrowings under the term loan was reduced from LIBOR plus a premium of 145 basis points to LIBOR plus a premium of 120 basis points.  Both the interest rate premiums and the facility fee are subject to adjustment based upon changes to our credit ratings.

Our borrowings under the amended credit facilities continue to be unsecured.  Prior to the effectiveness of the amendment, certain of our subsidiaries had guaranteed our obligations under the revolving credit facility and term loan.  As a result of the amendment, none of those subsidiary guarantees remain in effect.  The amended credit agreement provides that, with certain exceptions, a subsidiary of ours is required to guaranty our obligations under the revolving credit facility and term loan only if that subsidiary has separately incurred debt (other than nonrecourse debt), within the meaning specified in the amended credit agreement, or provided a guarantee of debt incurred by us or any of our other subsidiaries.

The amended credit agreement continues to provide for acceleration of payment of all amounts outstanding upon the occurrence and continuation of certain events of default, such as a change of control of us, which includes Reit Management & Research LLC ceasing to act as our sole business manager.  The amended credit agreement also continues to contain a number of covenants that restrict our ability to incur debt in excess of calculated amounts, restrict our ability to make distributions under certain circumstances and generally require us to maintain certain financial ratios.

The foregoing description of the amended credit agreement is not complete and is subject to and qualified in its entirety by reference to the amended credit agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the amended and restated credit agreement under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01. Other Events.

On January 8, 2014, we issued a press release regarding the amended and restated credit agreement, a copy of which is attached hereto as Exhibit 99.1.

Letter Agreement with InterContinental

Under our management agreement with InterContinental Hotels Group, plc, or InterContinental, InterContinental is required to maintain a deposit to support its obligation to pay certain amounts to us with respect to hotels we own and which InterContinental manages, including the owner’s first priority, which obligations we refer to as minimum returns. InterContinental will not be in default of its obligations to pay the owner’s first priority in full so long as, after applying portions of the deposit, there is a minimum deposit remaining.  We were advised by InterContinental that it anticipates possible seasonal shortfalls in the minimum deposit required to be maintained, during the fiscal years ending December 31, 2014 and 2015.  As a result, on January 6, 2014, we entered into a letter agreement with InterContinental under which the minimum deposit required to be maintained during the fiscal years ending December 31, 2014 and 2015 would be deemed to be reduced by two dollars for every dollar InterContinental separately funded to us as a special deposit.  Beginning January 1, 2016, any deemed reductions to the minimum deposit will cease to be in effect and the minimum deposit required under the InterContinental agreement will return to $37 million.

The foregoing description of the letter agreement is not complete and is subject to and qualified in its entirety by reference to the letter agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND OUR CONTROL. FOR EXAMPLE:

•                 THIS CURRENT REPORT ON FORM 8-K STATES THE AMOUNT OF THE REVOLVING CREDIT FACILITY.  HOWEVER, CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND MEETING OTHER CUSTOMARY CREDIT FACILITY CONDITIONS.

•                 THIS CURRENT REPORT ON FORM 8-K STATES THAT THE MAXIMUM BORROWINGS UNDER THE REVOLVING CREDIT FACILITY AND TERM LOAN MAY BE INCREASED TO UP TO $2.3 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES.  INCREASING THE MAXIMUM BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY AND OUR TERM LOAN IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR.

•                 THIS CURRENT REPORT ON FORM 8-K DISCUSSES THE INTEREST TO BE PAID ON BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOAN.  HOWEVER, ACTUAL COSTS UNDER THE REVOLVING CREDIT FACILITY AND TERM LOAN WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF OTHER FEES AND EXPENSES ASSOCIATED WITH THE REVOLVING CREDIT FACILITY AND TERM LOAN.

•                 THIS CURRENT REPORT ON FORM 8-K DISCUSSES CHANGES TO OUR MINIMUM DEPOSIT ARRANGEMENT WITH INTERCONTINENTAL THAT WILL BE IN EFFECT DURING 2014 AND 2015.  THIS CURRENT REPORT ON FORM 8-K ALSO INDICATES THAT INTERCONTINENTAL HAS ADVISED US THAT IT ANTICIPATES POSSIBLE SEASONAL SHORTFALLS IN THE MINIMUM DEPOSIT REQUIRED TO BE MAINTAINED BY IT FOR 2014 AND 2015, WHICH MAY IMPLY THAT IT DOES NOT ANTICIPATE, OR WILL NOT REALIZE, SIMILAR OR OTHER SHORTFALLS FOLLOWING 2015.  HOWEVER, THERE CAN BE NO ASSURANCE THAT INTERCONTINENTAL WILL NOT EXPERIENCE SHORTFALLS IN FUTURE PERIODS, INCLUDING IN AMOUNTS GREATER THAN IT CURRENTLY ANTICIPATES FOR 2014 AND 2015, OR OTHERWISE.  THIS CURRENT REPORT ON FORM 8-K ALSO STATES THAT THE MINIMUM DEPOSIT REQUIRED UNDER THE INTERCONTINENTAL AGREEMENT BEGINNING JANUARY 1, 2016 WILL RETURN TO $37 MILLION.  WE CAN PROVIDE NO ASSURANCE THAT INTERCONTINENTAL WILL BE ABLE TO FUND THIS SECURITY DEPOSIT IN FULL.  IN THE PAST AND CURRENTLY INTERCONTINENTAL HAS NOT BEEN ABLE TO PAY THE MINIMUM AMOUNTS DUE TO US FROM ITS OPERATIONS OF OUR LEASED OR MANAGED PROPERTIES.  WE EXPECT THAT INTERCONTINENTAL WILL CONTINUE TO UTILIZE THE SECURITY DEPOSIT WE HOLD FOR ANY PAYMENT SHORTFALLS.  HOWEVER, THE SECURITY DEPOSIT WE HOLD FOR INTERCONTINENTAL’S OBLIGATIONS TO US IS FOR A LIMITED AMOUNT AND, UNDER THE TERMS OF THE LETTER DESCRIBED HEREIN, MAY BE REDUCED DURING 2014 AND 2015.    WE CAN PROVIDE NO ASSURANCE THAT THE SECURITY DEPOSIT WILL BE ADEQUATE TO COVER FUTURE PAYMENT SHORTFALLS FROM OUR INTERCONTINENTAL HOTELS.  FURTHER, ANY SECURITY DEPOSIT WE APPLY FOR SUCH SHORTFALLS DOES NOT RESULT IN ADDITIONAL CASH FLOW TO US AS WE ALREADY HOLD THOSE FUNDS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)                              Exhibits.

10.1                    Amended and Restated Credit Agreement, dated as of January 8, 2014, among Hospitality Properties Trust, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions initially a signatory thereto.

10.2                    Letter Agreement, dated as of January 6, 2014, among Hospitality Properties Trust and InterContinental Hotels Group, plc.

99.1                    Press Release dated January 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

Dated: January 10, 2014